[PHOTO]


THE CHILE FUND, INC.
------------------------------

SEMI-ANNUAL REPORT
JUNE 30, 1999

 CONTENTS

Letter to Shareholders................................................     1

Portfolio Summary.....................................................     6

Schedule of Investments...............................................     7

Statement of Assets and Liabilities...................................     9

Statement of Operations...............................................    10

Statement of Changes in Net Assets....................................    11

Financial Highlights..................................................    12

Notes to Financial Statements.........................................    13

Results of Annual Meeting of Shareholders.............................    17

Description of InvestLink-SM- Program.................................    18

PICTURED ON THE COVER IS AN OVERVIEW OF THE CITY OF SANTIAGO LOCATED IN CHILE.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                   July 30, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the six months ended June 30, 1999.

At June 30, 1999, the Fund's net assets were approximately $217.4 million. The Fund's net asset value ("NAV") was $15.17 per share, as compared to $12.59 at December 31, 1998.

PERFORMANCE

For the six months ended June 30, 1999, the Fund's total return, based on NAV was 20.5%. By comparison, Morgan Stanley Capital International's Chile Index (the "Index") rose 28.7% during the same period.

The Fund underperformed the Index benchmark primarily due to these factors:

- Stock selection among consumer-oriented companies was relatively weak following strong returns in 1998. Our holdings in a bottling company, Embotelladora Arica S.A., for example, declined during a period in which the overall market was strong. I also chose to reduce exposure to embattled merchandisers like Distribucion y Servicio D&S S.A. and Sociedad Anonima Comercial e Industrial Falabella, which subsequently rallied.

- I raised the portfolio's underweight in cyclical companies, notably those in commodity-based sectors like forest products/paper, only gradually, partially due to their low liquidity. Our performance suffered when commodity prices strengthened and many cyclical shares rose accordingly.

- Stock selection in the important electricity sector was poor, as the Fund's holdings did not adequately benefit from the sector's high-profile consolidation activity.

CONDITIONS IN CHILE ARE LOOKING BETTER

The Chilean market's 28.7% gain made it the second-best performer in Latin America (after Mexico, which gained 52.3%) during 1999's first half. Chile's strength was even more remarkable when one considers the ills that have befallen the country in recent years, some of which persist to this day. Among the more significant:

- A cruel drought (the worst in over 50 years) in 1996 and 1997 that cut deeply into Chile's hydroelectric generation capacity, which accounts for some 60% of its electric power.

- Continuing volatility in the price of copper (representing some 42% of exports), which plunged to near 12-year lows in 1999's first quarter, only to snap back strongly by the end of the second quarter.

- Additional pressure on the domestic equity market from the $34 billion pension fund industry, which recently sold huge quantities of local shares after limits on the ownership of overseas investments were raised.

There were others, to be sure, not the least of which was the economically fragile Latin American region itself, one to which Chile is inextricably linked.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

And yet, as I have previously observed, Chile's corporate sector is extraordinarily gutsy and well-versed in dealing with adversity. One wonders how it might fare should conditions reverse and a more positive environment prevail. It may well get such a chance over the coming months. Consider:

- Chile stands to greatly benefit if, as many observers expect, the current Asian economic recovery continues. Before the various Asian crises of 1997, for example, about 35% of Chile's exports went to Asia. An expected recovery in Europe, another major trading partner, would further enhance Chile's prospects.

- Global growth is picking up and should eventually take the form of better prices for many of Chile's natural resources. Copper prices, in particular, should benefit from gradually increasing demand and cutbacks in domestic production.

- The Chilean government has made economic recovery an overwhelming priority. With recovery firmly in mind, the central bank has cut interest rates 10 times in the past nine months and announced a helpful fiscal stimulus package. I anticipate that rates will fall even further.

In sum, the present Chilean investment environment has a decidedly brighter cast than it has had in some time. When it will break into full daylight is difficult to say, but I am positioning the Fund so as to own those companies that will benefit the most when it does.

PORTFOLIO STRATEGY: STOCKS THAT LIGHT THE WAY
TOP 10 HOLDINGS, BY ISSUER *

                                                     % OF
                                                     NET
      HOLDING                        SECTOR         ASSETS
      ------------------------  -----------------  --------
   1. CTC                           Telecom.          17.0
   2. Chilectra                  Electric Dist.       10.5
   3. CPC                           Forestry           8.6
   4. CCU                          Food & Bev.         5.6
   5. Cartones                      Forestry           5.0
   6. Endesa                      Electric Gen.        5.0
   7. Andina                       Food & Bev          4.5
   8. Soquimich                    Fertilizer          3.4
   9. Emel                       Electric Dist.        3.3
  10. Antofagasta                    Mining            2.9
                                                       ---
      Total                                           65.8
*Company names are abbreviations of those found in the
 chart on page 6.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           SECTOR BREAKDOWN
                          (% of net assets)
Electric Dist.                                                             13.82%
Electric Gen.                                                               7.77%
Fertilizer                                                                  3.42%
Food/Bev.                                                                  15.14%
Forestry                                                                   14.13%
Mining                                                                      3.40%
Telecom.                                                                   17.50%
Chilean Mtl. Funds                                                          4.75%
Other*                                                                     20.07%
*Includes banking, basic metals, consumer durables, engineering
& construction, financial services, fishery, health care,
infrastructure, insurance, investment advisory services,
investment companies, machinery & electric, pharmaceuticals, real estate investment & management, retail, steel, textiles,
Chilean inflation-adjusted time deposits and cash and other
assets in excess of liabilities.

When evaluating the investment potential of the Chilean corporate community, it is advisable to adopt a mindset different from that which might prevail elsewhere in Latin America.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

Operating in a commodity-based economy that has disproportionately suffered from the harsh vicissitudes of global markets in recent years, Chilean companies have had to pare operations and improve productivity not once or twice, but continuously, in order to survive. As a result, it could be argued that Chile's corporations are among the most efficient in South America.

The image of them I would leave you with is that of a hungry pack of junkyard dogs that are well-prepared, well-motivated and ready to break the leash. Given the opportunity, I would expect them to do so and not look back. Astute investors who ride alongside them on the hunt should benefit as a result.

Here are two, among many, that should help to lead the way as the Chilean economy gets back on its feet.

PARQUE ARAUCO S.A.

PARQUE ARAUCO S.A. ("PA") builds, owns and leases commercial retail space in Chile and, to a much lesser extent, Argentina. In Chile, it owns two shopping malls and is in the process of constructing a third that will ultimately provide the company with an additional 350,000 square meters of retail space.

I like PA for a number of reasons, not the least of which is management's canny understanding of its own market and how to capitalize on it, regardless of current economic conditions. For example, the company leases space to numerous retailers under a contract that requires that it be paid, at its discretion, either a fixed charge or a percentage of sales, whichever is larger. It thus gets the fixed charge if the retailer's sales are poor and benefits accordingly if sales soar.

PA's leases further require that retailing customers provide it with a substantial deposit that it will receive should their stores fail to pay, for any reason. This gives management some financial breathing room to secure replacement tenants as necessary. At the least, then, the company has fairly significant downside protection, with substantial upside potential should the economy improve and retail sales improve along with it.

I also expect PA and its shareholders to benefit from its new mall to open soon in Vina de Mar, a coastal city that is Chile's top tourist destination. The success of this operation is all but assured, as it is the first of its kind to be built in Vina de Mar and is set in a location that should be very favorable for retail sales.

VINA CONCHA Y TORO S.A.

Another company that demonstrates the ingenuity and competitive sprit required of a successful Chilean enterprise is VINA CONCHA Y TORO S.A. ("VCT"). VCT is Chile's largest winery as measured by domestic market share, international revenues, plantings and production capacity.

The company, which was founded toward the close of the nineteenth century, is fully integrated and competes in almost all wine segments. Over the past ten years, it has implemented an aggressive export program that today accounts for over 60% of total revenues and provides the company with a buffer against downturns in the local economy. When the economy recovers, VCT should benefit markedly both from increasing local demand and a weaker local currency that will make its products more competitive in world markets.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Not content to stand idly by during Chile's recent economic woes, VCT launched a substantial planting program that will provide the grapes needed to increase export volume and benefit from the cost advantages of integration. It has also begun producing wines in the Mendoza region of Argentina. This operation is likely to be very profitable, as production costs are much lower than in Chile, where land is much more expensive. At the same time, VCT will benefit from its developed distribution networks in the U.S., Europe and Asia, a strength that smaller competitors do not enjoy.

OUTLOOK: NEARLY OUT OF THE WOODS

All in all, I am optimistic about Chile's prospects for the remainder of this year, while recognizing that the nation is nearing the edge of the woods, but not out of them just yet.

The combination of the lowest domestic interest rates in years, strong governmental support, resurgent copper prices and a renewal of global growth will help to feed the Chilean economy's nascent revival over the next six months and beyond. I and other observers believe that the third quarter will continue to show some negative numbers on both the macroeconomic and corporate levels. These will likely begin to edge back into the black during the fourth quarter, however, and growth in 2000 should be relatively high, on the order of 5% or more.

The following are the main elements of my strategy for the Fund going forward:

- I am increasingly positioning the portfolio to emphasize cyclical companies that stand to gain from the consumer-led domestic recovery and upturn in global growth that I currently anticipate. Among these are natural resource-intensive concerns, like producers of paper and forest products--a sector that I view as woefully undervalued--and others that should rebound strongly if Asia continues to do well.

- I am maintaining significant exposure to the electricity sector, based on my expectation that restructuring activity following recent industry consolidation should be notably beneficial for the companies whose shares are in the portfolio. The Fund's large holding in Chilectra S.A., the major electricity distributor, should prove rewarding in this regard.

- I am also solidifying positions in certain financial, beverage and retail concerns that should thrive as the economy recovers and consumer spending picks up.

  Sincerely yours,

  /s/ Richard W. Watt
  Richard W. Watt
  President and Chief Investment Officer *

--------------------------------------------------------------------------------
   4

    LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT:

 I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

 II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 18 through 20 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

     CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
*Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management
 ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; The First Israel Fund, Inc.; The Latin America Equity Fund, Inc.; The Latin America Investment Fund, Inc.; and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      6/30/99   12/31/98
Banking                                  2.67%      2.29%
Consumer Durables                        2.26%      1.64%
Electric Distribution                   13.82%     16.72%
Electric Generation                      7.77%     13.05%
Engineering & Construction               0.75%      0.72%
Fertilizer                               3.42%      3.41%
Financial Services                       1.82%      2.74%
Food & Beverages                        15.14%     17.21%
Forestry                                14.13%     10.75%
Infrastructure                           2.01%      2.42%
Mining                                   3.40%      2.26%
Real Estate Investment & Management      2.81%      2.37%
Retail                                   1.58%      1.11%
Steel                                    1.71%      2.12%
Telecommunications                      17.50%     17.12%
Other                                    3.32%      2.40%
Cash & Cash Equivalents                  5.89%      1.67%
AS A PERCENT OF NET ASSETS

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                      Percent of Net
           Holding                                                                 Sector                 Assets
--------------------------------------------------------------------------------------------------------------------
       1.  Compania de Telecomunicaciones de Chile S.A.                      Telecommunications             17.0
--------------------------------------------------------------------------------------------------------------------
       2.  Chilectra S.A.                                                  Electric Distribution            10.5
--------------------------------------------------------------------------------------------------------------------
       3.  Compania de Petroleos de Chile S.A.                                    Forestry                   8.6
--------------------------------------------------------------------------------------------------------------------
       4.  Compania Cervecerias Unidas S.A.                                   Food & Beverages               5.6
--------------------------------------------------------------------------------------------------------------------
       5.  Empresas CMPC S.A.                                                     Forestry                   5.0
--------------------------------------------------------------------------------------------------------------------
       6.  Empresa Nacional de Electricidad S.A.                            Electric Generation              5.0
--------------------------------------------------------------------------------------------------------------------
       7.  Embotelladora Andina S.A.                                          Food & Beverages               4.5
--------------------------------------------------------------------------------------------------------------------
       8.  Sociedad Quimica y Minera de Chile S.A.                               Fertilizer                  3.4
--------------------------------------------------------------------------------------------------------------------
       9.  Empresas Emel S.A.                                              Electric Distribution             3.3
--------------------------------------------------------------------------------------------------------------------
      10.  Antofagasta Holdings plc                                                Mining                    2.9
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                              No. of           Value
Description                                   Shares          (Note A)
-------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-94.11%
 BANKING-2.67%
Banco de Credito e Inversiones..........         833,132   $    5,547,783
SM-Chile, Class B.......................       4,221,498          252,516
                                                           --------------
                                                                5,800,299
                                                           --------------
 BASIC METALS-0.62%
Ceramicas Cordillera S.A................         316,132        1,341,998
                                                           --------------
 CONSUMER DURABLES-2.26%
Empresas Almacenes Paris S.A............       5,851,259        4,911,332
                                                           --------------
 ELECTRIC DISTRIBUTION-13.82%
Chilectra S.A...........................       3,885,531       20,992,739
Chilectra S.A. ADR......................          88,600        1,917,029
Empresas Emel S.A.......................         451,290        7,140,527
                                                           --------------
                                                               30,050,295
                                                           --------------
 ELECTRIC GENERATION-7.77%
Empresa Nacional de Electricidad S.A....      28,208,546       10,858,861
Enersis S.A.............................      13,324,963        6,042,193
                                                           --------------
                                                               16,901,054
                                                           --------------
 ENGINEERING & CONSTRUCTION-0.75%
Besalco S.A.............................         702,964        1,627,702
                                                           --------------
 FERTILIZER-3.42%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................       1,563,125        5,429,088
Sociedad Quimica y Minera de Chile S.A.,
 Class B................................         570,322        2,002,867
                                                           --------------
                                                                7,431,955
                                                           --------------
 FINANCIAL SERVICES-1.82%
Invercap S.A............................       7,314,215        3,951,723
                                                           --------------
 FISHERY-0.28%
Pesquera Itata S.A......................       7,936,619          612,571
                                                           --------------
 FOOD & BEVERAGES-15.14%
Compania Cervecerias Unidas S.A.........       2,188,304       12,245,213
Embotelladora Andina S.A. PNA...........       1,681,773        5,516,670

                                              No. of           Value
Description                                   Shares          (Note A)
-------------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)

Embotelladora Andina S.A. PNB...........       1,681,773   $    4,218,954
Embotelladora Arica S.A.................       4,664,877        5,580,750
Embotelladora Polar S.A.................       2,903,337        1,568,614
Empresas Iansa S.A......................       7,669,421          580,109
Vina Concha y Toro S.A..................       4,349,433        3,189,165
                                                           --------------
                                                               32,899,475
                                                           --------------
 FORESTRY-14.13%
Compania Chilena de Fosforos S.A........         762,465        1,250,546
Compania de Petroleos de Chile S.A......       5,474,483       18,591,587
Empresas CMPC S.A.......................       1,184,039       10,875,110
                                                           --------------
                                                               30,717,243
                                                           --------------
 HEALTH CARE-0.49%
Banmedica S.A...........................       7,030,511        1,071,704
                                                           --------------
 INFRASTRUCTURE-2.01%
Infra Structura 2000*+..................      19,568,922        4,364,868
                                                           --------------
 INSURANCE-0.24%
Compania de Seguros
 La Prevision Vida S.A.+................         818,209          521,001
                                                           --------------
 INVESTMENT ADVISORY SERVICES-0.10%
Administradora de Fondos de Pensiones
 Provida S.A............................           9,846          220,383
                                                           --------------
 INVESTMENT COMPANIES-0.26%
Banvida S.A.+...........................       7,030,511          569,766
                                                           --------------
 MACHINERY & ELECTRIC-0.85%
Madeco S.A. NPV.........................       1,817,037        1,840,703
                                                           --------------
 MINING-3.40%
Antofagasta Holdings plc................       1,338,500        6,224,534
Empresa Minera de Mantos Blancos S.A....         805,152        1,165,198
                                                           --------------
                                                                7,389,732
                                                           --------------
 PHARMACEUTICALS-0.41%
Laboratorio Chile S.A...................       1,000,000          897,250
                                                           --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                              No. of           Value
Description                                   Shares          (Note A)
-------------------------------------------------------------------------
 REAL ESTATE INVESTMENT & MANAGEMENT-2.81%
Parque Arauco S.A.......................      12,000,000   $    6,101,302
                                                           --------------
 RETAIL-1.58%
Sociedad Anonima Comercial e Industrial
 Falabella..............................       4,143,705        3,446,091
                                                           --------------
 STEEL-1.71%
Compania Acero del Pacifico S.A.........       2,414,293        3,726,839
                                                           --------------
 TELECOMMUNICATIONS-17.50%
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................       6,062,937       36,968,415
Empresa Nacional de Telecomunicaciones
 S.A....................................         299,300        1,062,638
                                                           --------------
                                                               38,031,053
                                                           --------------
 TEXTILES-0.07%
Zalaquett S.A.+.........................       1,496,767          144,406
                                                           --------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $110,643,810)..........................................      204,570,745
                                                           --------------
 SHORT-TERM INVESTMENTS-5.64%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-0.89%
                                           Units (000)
                                          --------------
DPR Citibank, 5.30%, 09/06/99...........     CLP      34          964,785
DPR Security, 5.90%, 08/30/99...........              34          964,785
                                                           --------------
TOTAL CHILEAN INFLATION-ADJUSTED TIME DEPOSITS (Cost
 $2,026,966)............................................        1,929,570
                                                           --------------

                                              No. of           Value
Description                                   Shares          (Note A)
-------------------------------------------------------------------------
 CHILEAN MUTUAL FUNDS-4.75%
Bice Manager Investment Fund............       1,258,574   $    3,261,123
Fondo Mutuo Banco de
 A. Edwards.............................          12,718          342,636
Fondo Mutuo Bancredito Redimiento.......           5,923          244,877
Fondo Mutuo Citicorp Cash...............       1,293,611        2,815,825
Fondo Mutuo Santander Money Market......         404,195        1,794,294
Fondo Mutuo Security Check..............         418,290        1,856,014
                                                           --------------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $10,786,730).....................................       10,314,769
                                                           --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $12,813,696).........
                                                               12,244,339
                                                           --------------

TOTAL INVESTMENTS-99.75%
 (Cost $123,457,506) (Notes A,D)........................      216,815,084
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-0.25%....
                                                                  552,551
                                                           --------------
NET ASSETS-100.00%......................................   $  217,367,635
                                                           --------------
                                                           --------------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
ADR        American Depositary Receipts.
PNA        Preferred Shares, Class A.
PNB        Preferred Shares, Class B.
CLP        Chilean Pesos.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $123,457,506) (Note A).................     $ 216,815,084
Cash (including $213,360 of foreign
 currencies with a cost of $213,360)
 (Note A)...............................           998,087
Receivables:
  Investments sold......................           928,123
  Interest..............................           546,414
  Dividends.............................            14,033
Prepaid expenses........................            24,823
                                             -------------
Total Assets............................       219,326,564
                                             -------------

 LIABILITIES
Payables:
  Investment advisory fee (Note B)......           615,188
  Investments purchased.................           441,738
  Administration fees (Note B)..........            24,193
  Other accrued expenses................           163,012
  Chilean repatriation taxes (Note A)...           714,798
                                             -------------
Total Liabilities.......................         1,958,929
                                             -------------
NET ASSETS (applicable to 14,327,901
 shares of common stock outstanding)
 (Note C)...............................     $ 217,367,635
                                             -------------
                                             -------------

NET ASSET VALUE PER SHARE ($217,367,635
  DIVIDED BY 14,327,901)................            $15.17
                                             -------------
                                             -------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 14,327,901 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $      14,328
Paid-in capital.........................       118,910,972
Undistributed net investment income.....         1,558,976
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................         3,522,415
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................        93,360,944
                                             -------------
Net assets applicable to shares
 outstanding............................     $ 217,367,635
                                             -------------
                                             -------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $   3,707,949
  Interest..............................            74,302
  Less: Foreign taxes withheld..........           (31,737)
                                             -------------
  Total Investment Income...............         3,750,514
                                             -------------
Expenses:
  Investment advisory fees (Note B).....         1,118,951
  Custodian fees........................           175,412
  Administration fees (Note B)..........           104,513
  Printing..............................            54,548
  Accounting fees.......................            50,977
  Audit and legal fees..................            50,621
  Directors' fees.......................            21,820
  Transfer agent fees...................            20,852
  NYSE listing fees.....................            11,366
  Insurance.............................             7,183
  Other.................................            15,822
  Chilean repatriation taxes (Note A)...           559,473
                                             -------------
  Total Expenses........................         2,191,538
                                             -------------
  Net Investment Income.................         1,558,976
                                             -------------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................        10,352,980
  Foreign currency related
   transactions.........................           (30,131)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......        25,128,688
                                             -------------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................        35,451,537
                                             -------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $  37,010,513
                                             -------------
                                             -------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               For the Six          For the Year
                                              Months Ended             Ended
                                              June 30, 1999         December 31,
                                               (unaudited)              1998
                                             -------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $    1,558,976       $    5,489,706
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................         10,322,849             (799,130)
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................         25,128,688          (95,516,454)
                                             ---------------      ----------------
    Net increase/(decrease) in net
     assets resulting from operations...         37,010,513          (90,825,878)
                                             ---------------      ----------------
Dividends and distributions to
 shareholders:
  Net investment income.................                 --           (4,584,928)
  Net realized gain on investments......                 --          (31,276,134)
                                             ---------------      ----------------
    Total dividends and distributions to
     shareholders.......................                 --          (35,861,062)
                                             ---------------      ----------------
Capital share transactions:
  Proceeds from 260,948 shares issued in
   reinvestment of dividends............                 --            3,100,355
                                             ---------------      ----------------
    Total increase/(decrease) in net
     assets.............................         37,010,513         (123,586,585)
                                             ---------------      ----------------

 NET ASSETS
Beginning of period.....................        180,357,122          303,943,707
                                             ---------------      ----------------
End of period (including undistributed
 net investment income of $1,558,976 for
 the six months ended June 30, 1999)....     $  217,367,635       $  180,357,122
                                             ---------------      ----------------
                                             ---------------      ----------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                          For the
                                        Six Months
                                           Ended
                                         June 30,                         For the Years Ended December 31,
                                           1999           -----------------------------------------------------------------
                                        (unaudited)         1998          1997          1996          1995          1994
                                        -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period............................        $12.59            $21.61        $22.59        $26.45        $26.26        $20.13
                                        -----------       ---------     ---------     ---------     ---------     ---------
Net investment income+.............          0.11              0.38          0.10          0.47          0.65          0.42
Net realized and unrealized
 gain/(loss) on investments and
 foreign currency related
 transactions+/++..................          2.47             (6.88)         2.32         (3.44)         0.41          6.24
                                        -----------       ---------     ---------     ---------     ---------     ---------
Net increase/(decrease) in net
 assets from operations............          2.58             (6.50)         2.42         (2.97)         1.06          6.66
                                        -----------       ---------     ---------     ---------     ---------     ---------
Dividends and distributions to
 shareholders:
  Net investment income............            --             (0.32)           --         (0.47)        (0.65)        (0.47)
  Net realized gain on investments
   and foreign currency related
   transactions....................            --             (2.20)        (3.40)        (0.26)        (0.22)        (0.06)
  In excess of net investment
   income .........................            --                --            --         (0.16)           --            --
  In excess of net realized gain on
   investments and foreign currency
   related
   transactions....................            --                --            --            --            --            --
                                        -----------       ---------     ---------     ---------     ---------     ---------
Total dividends and distributions
 to shareholders...................            --             (2.52)        (3.40)        (0.89)        (0.87)        (0.53)
                                        -----------       ---------     ---------     ---------     ---------     ---------
Dilution due to capital share
 rights offering...................            --                --            --            --            --            --
                                        -----------       ---------     ---------     ---------     ---------     ---------
Net asset value, end of period.....        $15.17            $12.59        $21.61        $22.59        $26.45        $26.26
                                        -----------       ---------     ---------     ---------     ---------     ---------
                                        -----------       ---------     ---------     ---------     ---------     ---------
Market value, end of period........       $11.563            $9.063       $17.813       $20.875       $26.000       $23.063
                                        -----------       ---------     ---------     ---------     ---------     ---------
                                        -----------       ---------     ---------     ---------     ---------     ---------
Total investment return(a).........         27.59%           (33.00)%        3.56%       (16.43)%       16.66%         6.05%
                                        -----------       ---------     ---------     ---------     ---------     ---------
                                        -----------       ---------     ---------     ---------     ---------     ---------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..........................      $217,368          $180,357      $303,944      $317,012      $370,275      $367,047
Ratio of expenses to average net
 assets............................          2.24%(b)(c)       1.62%         3.34%(c)      1.96%(c)      1.46%         1.39%
Ratio of net investment income to
 average net assets................          1.59%(b)          2.29%         0.38%         1.79%         2.39%         1.74%
Portfolio turnover rate............          4.72%             5.39%        35.59%         4.82%         2.38%         0.86%

                                                                                             For the period
                                                                                              September 27,
                                                                                                  1989*
                                                 For the Years Ended December 31,                through
                                        --------------------------------------------------    December 31,
                                          1993          1992          1991          1990          1989

 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period............................        $15.55        $14.84         $8.72        $7.40         $6.88**
                                        ---------     ---------     ---------     --------       -------
Net investment income+.............          0.35          0.39          0.49         0.78          0.02
Net realized and unrealized
 gain/(loss) on investments and
 foreign currency related
 transactions+/++..................          5.96          1.93          7.21         1.17          0.67
                                        ---------     ---------     ---------     --------       -------
Net increase/(decrease) in net
 assets from operations............          6.31          2.32          7.70         1.95          0.69
                                        ---------     ---------     ---------     --------       -------
Dividends and distributions to
 shareholders:
  Net investment income............         (0.31)        (0.39)        (0.49)       (0.63)        (0.03)
  Net realized gain on investments
   and foreign currency related
   transactions....................         (0.26)        (1.22)        (1.09)          --            --
  In excess of net investment
   income .........................            --            --            --           --         (0.14)
  In excess of net realized gain on
   investments and foreign currency
   related
   transactions....................         (0.16)           --            --           --            --
                                        ---------     ---------     ---------     --------       -------
Total dividends and distributions
 to shareholders...................         (0.73)        (1.61)        (1.58)       (0.63)        (0.17)
                                        ---------     ---------     ---------     --------       -------
Dilution due to capital share
 rights offering...................         (1.00)           --            --           --            --
                                        ---------     ---------     ---------     --------       -------
Net asset value, end of period.....        $20.13        $15.55        $14.84        $8.72         $7.40
                                        ---------     ---------     ---------     --------       -------
                                        ---------     ---------     ---------     --------       -------
Market value, end of period........       $22.250       $16.563       $11.938       $7.750        $7.813
                                        ---------     ---------     ---------     --------       -------
                                        ---------     ---------     ---------     --------       -------
Total investment return(a).........         38.82%        53.80%        71.05%        7.07%        14.17%
                                        ---------     ---------     ---------     --------       -------
                                        ---------     ---------     ---------     --------       -------
 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..........................      $281,031      $168,580      $160,360      $93,744       $79,494
Ratio of expenses to average net
 assets............................          1.72%         2.15%(c)      2.13%(c)     2.04%         1.98%(b)
Ratio of net investment income to
 average net assets................          2.47%         2.17%         3.41%        9.56%         1.44%(b)
Portfolio turnover rate............         11.29%         6.29%        19.32%       12.63%         2.38%

---------------------------------------------------------------------------
Section Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
*          Commencement of investment operations.
** Initial public offering price of $7.50 per share less underwriting discount of $0.52 per share and offering expenses of $0.10 per share.
+          Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)        Annualized.
(c) Ratios include effect of repatriation taxes. The ratio of expenses to average net assets excluding repatriation taxes would have been 1.67% for the six months ended June 30, 1999; 1.50% for the year ended December 31, 1997; 1.48% for the year ended December 31, 1996; 1.71% for the year ended December 31, 1992; and 1.75% for the year ended December 31, 1991, respectively.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 1999, the Fund held 2.01% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $4,364,868. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1999, the interest rate was 4.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $11,911 and $6,016,341, respectively.

The Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. The Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities, as the Fund does not intend to realize and remit such unrealized gains in the foreseeable future. If all unrealized gains on Chilean securities had been realized and repatriated at June 30, 1999, the Fund would have to pay a repatriation tax of approximately $8,839,122 or $0.62 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Fund, subject to local investment limitations, may invest up to 20% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited.

NOTE B. AGREEMENTS

Credit Suisse Asset Management ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the six months ended June 30, 1999, CSAM earned $1,118,951 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 1999, CSAM was reimbursed $9,917 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services, Celfin is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the six months ended June 30, 1999, these sub-advisory fees amounted to $86,013.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the six months ended June 30, 1999, BSFM earned $63,851 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the six months ended June 30, 1999, the administration fees, supplemental administration fees and accounting fees amounted to $56,509, $30,745 and $3,372, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 14,327,901 shares outstanding at June 30, 1999, CSAM owned 14,615 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1999 was $124,464,978. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $92,350,106, was composed of gross appreciation of $104,081,342 for those investments having an excess of value over cost and gross depreciation of $11,731,236 for those investments having an excess of cost over value.

For the six months ended June 30, 1999, purchases and sales of securities, other than short-term investments, were $8,848,440 and $17,972,882, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the six months ended and at June 30, 1999. Upon termination of the above agreement with BankBoston, N.A., the Fund entered into a credit agreement with Deutsche Bank AG and State Street Bank and Trust Company effective July 28, 1999.

--------------------------------------------------------------------------------
   16

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 11, 1999, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR              FOR      WITHHELD   NON-VOTES
-------------------------  ----------  ---------  ----------
James J. Cattano            9,581,155    875,449   3,871,297
Richard W. Watt             9,576,314    880,290   3,871,297

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Jorge E. Desormeaux, George W. Landau and William W. Priest, Jr. continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 1999.

   FOR             AGAINST         WITHHELD        NON-VOTES
----------         -------         -------         ---------
10,101,856         308,747          46,001         3,871,297

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Chile Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program.

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   18

Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

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                                                                           19
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-1944; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

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   20

 SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1999, CSAM-Americas managed approximately $42.8 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Jorge E. Desormeaux             Director

George W. Landau                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Emily Alejos                    Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Robert M. Rizza                 Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund, without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

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                                                                     3911-SAR-99